UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2006

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Prior Financial Information

As previously disclosed by Time Warner Inc. (“Time Warner” or the “Company”), the Securities and Exchange Commission (“SEC”) had been conducting an investigation into certain accounting and disclosure practices of the Company. On March 21, 2005, the Company announced that the SEC had approved the Company’s proposed settlement, which resolved the SEC’s investigation of the Company. Under the terms of the settlement with the SEC, the Company agreed, without admitting or denying the SEC’s allegations, to be enjoined from future violations of certain provisions of the securities laws and to comply with the cease-and-desist order issued by the SEC to AOL LLC (formerly America Online, Inc., “AOL”), a subsidiary of the Company, in May 2000. The Company also agreed to appoint an independent examiner, who was to either be or hire a certified public accountant. The independent examiner was to review whether the Company’s historical accounting for certain transactions (as well as any subsequent amendments) with 17 counterparties identified by the SEC staff, principally involving online advertising and including three cable programming affiliation agreements with related online advertising elements, was appropriate, and provide a report to the Company’s Audit and Finance Committee of its conclusions, originally within 180 days of being engaged. The transactions that were to be reviewed were entered into (or amended) between June 1, 2000 and December 31, 2001, including subsequent amendments thereto, and involved online advertising and related transactions for which the majority of the revenue was recognized before January 1, 2002.

The independent examiner began his review in June 2005 and, after several extensions of time, has recently completed that review, in which he concluded that certain of the transactions under review with 15 counterparties, including the three cable programming affiliation agreements with advertising elements, had been accounted for improperly because the historical accounting did not reflect the substance of the arrangements. Under the terms of its SEC settlement, the Company is required to restate any transactions that the independent examiner determined were accounted for improperly. Accordingly, on August 15, 2006, the Company determined it will restate its consolidated financial results for each of the years ended December 31, 2000 through December 31, 2005 and for the six months ended June 30, 2006. The Company also has determined that investors should not rely on the Company’s consolidated financial statements for those periods pending that restatement. In addition, investors should no longer rely on any audit reports of Ernst & Young LLP, the Company’s independent auditor, for those periods. The Company’s Audit and Finance Committee has discussed the independent examiner’s conclusions and the matters disclosed in this Current Report on Form 8-K with Ernst & Young LLP.

The transactions requiring restatement are principally transactions in which (i) AOL secured online advertising commitments from counterparties (and subsequently delivered on such commitments) at the same time that the Company entered into commitments with those same counterparties to purchase products or services or to make an investment in such counterparties and (ii) in the case of three counterparties, Time Warner Cable, a subsidiary of the Company, entered into cable programming affiliation agreements at the same time it committed to deliver (and did subsequently deliver) network and online advertising services to those same counterparties. Total advertising revenue recognized by the Company under these transactions was approximately $584 million1 (approximately $24 million in 2000, approximately $378 million in 2001, approximately $107 million in 2002, approximately $67 million in 2003 and approximately $8 million in 2004). In addition to reversing the recognition of revenue, based on the independent examiner’s conclusions and as described more fully below, the Company is required to record corresponding reductions in the cost of the products or services that were acquired or investments that were made contemporaneously with the execution of the advertising agreements. The independent examiner also concluded that certain marketing expenses were not recognized in the appropriate accounting period.

Included in the approximately $584 million of advertising revenues being restated is approximately $310 million of advertising revenues in which the advertising arrangements were secured by AOL contemporaneously with the purchase of products or services or making an investment. In restating these transactions, the Company

1 Included in the $584 million is approximately $37 million related to operations that have been subsequently classified as discontinued operations and approximately $12 million of amounts that will be reclassified to another revenue category (content or other) in connection with the restatement.

will reduce the cost of the related products, services or investment, which has the effect of increasing earnings during certain of the periods restated. The remaining balance of the $584 million (or approximately $274 million) consists of advertising arrangements that were secured contemporaneously with cable programming affiliation agreements where the revenues under these advertising arrangements were recognized during 2001 and 2002. In restating these advertising arrangements, the Company will recognize reduced cable programming costs over the life of the related cable programming affiliation agreements (which range from 10 to 12 years), which has the effect of increasing earnings during certain of the periods restated and in future periods.

The net effect of restating these transactions is that the Company’s net income will be reduced by approximately $1 million in 2000 and approximately $161 million in 2001 and will be increased by approximately $62 million in 2002, approximately $18 million in 2003, approximately $30 million in 2004, approximately $16 million in 2005, and approximately $15 million for the first six months of 2006 (the impact for the year ended December 31, 2006 is estimated to be an increase to the Company’s net income of approximately $20 million). Included in the 2002 incremental net income of approximately $62 million is a $42 million decrease in the aggregate goodwill impairment charge recognized by the Company during 2002. While the restatement will result in changes in the classification of cash flows, it will not impact total cash flows during the periods.

The Company expects to file amendments to its Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 before the end of the third quarter.

The accompanying financial information reflects the impact of the adjustments that will be made in the restatement of the Company’s consolidated financial statements for the six months ended June 30, 2006 and 2005, and for each of the six years ended December 31, 2000 through December 31, 2005 (all amounts are unaudited):

		Estimated
	Time Warner As Reported	Impact of Restatement	Time Warner Restated
	(in millions, except per share amounts)
Six Months Ended June 30, 2006:
Income Statement:
Revenue	$ 21,219	$ -	$ 21,219
Operating income	3,670	26	3,696
Income before discontinued operations and cumulative effect of accounting change, net of tax	2,063	15	2,078
Net income	2,462	15	2,477
Basic income per common share before discontinued operations and cumulative effect of accounting change	$ 0.47	$ 0.01	$ 0.48
Diluted income per common share before discontinued operations and cumulative effect of accounting change	$ 0.47	$ 0.00	$ 0.47
Basic net income per common share	$ 0.56	$ 0.01	$ 0.57
Diluted net income per common share	$ 0.56	$ 0.00	$ 0.56
Balance Sheet:
Total assets	$ 119,592	$ 18	$ 119,610
Total liabilities	60,285	39	60,324
Shareholders' equity	59,307	(21)	59,286
Cash Flow:
Cash provided by operations	$ 4,157	$ -	$ 4,157
Cash used by investing activities	(499)	-	(499)
Cash used by financing activities	(6,634)	-	(6,634)
Total change in cash	(2,976)	-	(2,976)

		Estimated
	Time Warner As Reported	Impact of Restatement	Time Warner Restated
	(in millions, except per share amounts)
Six Months Ended June 30, 2005[2]:
Income Statement:
Revenue	$ 20,948	$ -	$ 20,948
Operating income	369	15	384
Income before discontinued operations and cumulative effect of accounting change, net of tax	483	8	491
Net income	506	8	514
Basic income per common share before discontinued operations and cumulative effect of accounting change	$ 0.10	$ 0.01	$ 0.11
Diluted income per common share before discontinued operations and cumulative effect of accounting change	$ 0.10	$ 0.00	$ 0.10
Basic net income per common share	$ 0.11	$ 0.00	$ 0.11
Diluted net income per common share	$ 0.11	$ 0.00	$ 0.11
Balance Sheet:
Total assets	$ 122,946	$ (4)	$ 122,942
Total liabilities	57,836	40	57,876
Shareholders' equity	65,110	(44)	65,066
Cash Flow:
Cash provided by operations	$ 3,432	$ -	$ 3,432
Cash used by investing activities	(362)	-	(362)
Cash used by financing activities	(1,617)	-	(1,617)
Total change in cash	1,453	-	1,453

Year Ended December 31, 2005:
Income Statement:
Revenue	$ 43,652	$ -	$ 43,652
Operating income	4,519	29	4,548
Income before discontinued operations and cumulative effect of accounting change, net of tax	2,905	16	2,921
Net income	2,905	16	2,921
Basic income per common share before discontinued operations and cumulative effect of accounting change	$ 0.62	$ 0.01	$ 0.63
Diluted income per common share before discontinued operations and cumulative effect of accounting change	$ 0.62	$ 0.00	$ 0.62
Basic net income per common share	$ 0.62	$ 0.01	$ 0.63
Diluted net income per common share	$ 0.62	$ 0.00	$ 0.62

2 Income statement and cash flow amounts for the six months ended June 30, 2005 are those amounts reported in the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2006 and reflect certain 2006 actions, including the Company’s adoption of Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment, a change in accounting principle for recognizing programming inventory costs at Home Box Office, Inc. and certain discontinued operations. Balance sheet amounts presented herein as of June 30, 2005 have been similarly recast.

		Estimated
	Time Warner As Reported	Impact of Restatement	Time Warner Restated
	(in millions, except per share amounts)
Year Ended December 31, 2005 (continued):
Balance Sheet:
Total assets	$ 122,475	$ 1	$ 122,476
Total liabilities	59,760	37	59,797
Shareholders' equity	62,715	(36)	62,679
Cash Flow:
Cash provided by operations	$ 4,965	$ -	$ 4,965
Cash used by investing activities	(2,496)	-	(2,496)
Cash used by financing activities	(4,388)	-	(4,388)
Total change in cash	(1,919)	-	(1,919)

Year Ended December 31, 2004:
Income Statement:
Revenue	$ 42,089	$ (8)	$ 42,081
Operating income	6,165	52	6,217
Income before discontinued operations and cumulative effect of accounting change, net of tax	3,209	30	3,239
Net income	3,364	30	3,394
Basic income per common share before discontinued operations and cumulative effect of accounting change	$ 0.70	$ 0.01	$ 0.71
Diluted income per common share before discontinued operations and cumulative effect of accounting change	$ 0.68	$ 0.01	$ 0.69
Basic net income per common share	$ 0.74	$ 0.00	$ 0.74
Diluted net income per common share	$ 0.72	$ 0.00	$ 0.72
Balance Sheet:
Total assets	$ 123,158	$ (9)	$ 123,149
Total liabilities	62,387	43	62,430
Shareholders' equity	60,771	(52)	60,719
Cash Flow:
Cash provided by operations	$ 6,618	$ (1)	$ 6,617
Cash used by investing activities	(503)	-	(503)
Cash used by financing activities	(3,016)	1	(3,015)
Total change in cash	3,099	-	3,099

		Estimated
	Time Warner As Reported	Impact of Restatement	Time Warner Restated
	(in millions, except per share amounts)
Year Ended December 31, 2003:
Income Statement:
Revenue	$ 39,563	$ (67)	$ 39,496
Operating income	5,254	30	5,284
Income before discontinued operations and cumulative effect of accounting change, net of tax	3,146	18	3,164
Net income	2,639	18	2,657
Basic income per common share before discontinued operations and cumulative effect of accounting change	$ 0.70	$ 0.00	$ 0.70
Diluted income per common share before discontinued operations and cumulative effect of accounting change	$ 0.68	$ 0.00	$ 0.68
Basic net income per common share	$ 0.59	$ 0.00	$ 0.59
Diluted net income per common share	$ 0.57	$ 0.00	$ 0.57
Balance Sheet:
Total assets	$ 121,780	$ (32)	$ 121,748
Total liabilities	65,567	50	65,617
Shareholders' equity	56,213	(82)	56,131
Cash Flow:
Cash provided by operations	$ 6,601	$ (7)	$ 6,594
Cash provided by investing activities	77	-	77
Cash used by financing activities	(5,368)	7	(5,361)
Total change in cash	1,310	-	1,310

Year Ended December 31, 2002:
Income Statement:
Revenue	$ 37,060	$ (105)	$ 36,955
Operating loss	(37,414)	(17)	(37,431)
Loss before discontinued operations and cumulative effect of accounting change, net of tax	(41,970)	(33)	(42,003)
Net loss	(97,217)	62	(97,155)
Basic loss per common share before discontinued operations and cumulative effect of accounting change	$ (9.42)	$ (0.01)	$ (9.43)
Diluted loss per common share before discontinued operations and cumulative effect of accounting change	$ (9.42)	$ (0.01)	$ (9.43)
Basic net loss per common share	$ (21.82)	$ 0.01	$ (21.81)
Diluted net loss per common share	$ (21.82)	$ 0.01	$ (21.81)
Balance Sheet:
Total assets	$ 115,513	$ (5)	$ 115,508
Total liabilities	62,522	95	62,617
Shareholders' equity	52,991	(100)	52,891
Cash Flow:
Cash provided by operations	$ 6,757	$ (16)	$ 6,741
Cash used by investing activities	(10,237)	5	(10,232)
Cash provided by financing activities	4,439	11	4,450
Total change in cash	959	-	959

		Estimated
	Time Warner As Reported	Impact of Restatement	Time Warner Restated
	(in millions, except per share amounts)
Year Ended December 31, 2001:
Income Statement:
Revenue	$ 34,096	$ (331)	$ 33,765
Operating loss	(392)	(317)	(709)
Loss before discontinued operations and cumulative effect of accounting change, net of tax	(5,147)	(166)	(5,313)
Net loss	(5,860)	(161)	(6,021)
Basic loss per common share before discontinued operations and cumulative effect of accounting change	$ (1.16)	$ (0.04)	$ (1.20)
Diluted loss per common share before discontinued operations and cumulative effect of accounting change	$ (1.16)	$ (0.04)	$ (1.20)
Basic net loss per common share	$ (1.32)	$ (0.04)	$ (1.36)
Diluted net loss per common share	$ (1.32)	$ (0.04)	$ (1.36)
Balance Sheet:
Total assets	$ 209,464	$ (35)	$ 209,429
Total liabilities	58,635	127	58,762
Shareholders' equity	150,829	(162)	150,667
Cash Flow:
Cash provided by operations	$ 4,481	$ (54)	$ 4,427
Cash used by investing activities	(5,149)	54	(5,095)
Cash used by financing activities	(1,321)	-	(1,321)
Total change in cash	(1,989)	-	(1,989)

Year Ended December 31, 2000[3]:
Income Statement:
Revenue	$ 8,120	$ (24)	$ 8,096
Operating income	1,459	(2)	1,457
Income before discontinued operations and cumulative effect of accounting change, net of tax	867	(1)	866
Net income	867	(1)	866
Basic income per common share before discontinued operations and cumulative effect of accounting change	$ 0.37	$ 0.00	$ 0.37
Diluted income per common share before discontinued operations and cumulative effect of accounting change	$ 0.33	$ 0.00	$ 0.33
Basic net income per common share	$ 0.37	$ 0.00	$ 0.37
Diluted net income per common share	$ 0.33	$ 0.00	$ 0.33
Balance Sheet:
Total assets	$ 11,050	$ -	$ 11,050
Total liabilities	4,597	1	4,598
Shareholders' equity	6,453	(1)	6,452
Cash Flow:
Cash provided by operations	$ 1,725	$ -	$ 1,725
Cash used by investing activities	(2,237)	-	(2,237)
Cash provided by financing activities	718	-	718
Total change in cash	206	-	206

3 Because the merger of AOL and Historic TW Inc. was not consummated until January 2001, the historical information for the year ended December 31, 2000 included herein reflects only the financial results of AOL. As a result, Time Warner’s subsequent historical operating results and financial condition are not comparable to those for the year ended December 31, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By: /s/ Wayne H. Pace
Name: Wayne H. Pace
Title: Executive Vice President and
Chief Financial Officer

Date: August 17, 2006